Imperial Fund Mortgage Trust 2023-NQM1 ABS-15G

Exhibit 99.5

Data Compare Summary

2023-NQM1_Imperial Fund II_FINAL

Run Date - 1/18/2023 10:45:00 AM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	122	779	15.66%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	61	779	7.83%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	19	115	16.52%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	3	115	2.61%
# of Units	9	775	1.16%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 5 variances.
Contract Sales Price	9	734	1.23%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	280	770	36.36%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	7	779	0.90%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	74	773	9.57%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	777	0.00%
First Payment Date	74	775	9.55%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	0	779	0.00%
Note Date	38	637	5.97%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	26	777	3.35%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	14	778	1.80%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Loan Program	44	322	13.66%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified programs from the Loan approval.
Original LTV	0	779	0.00%
Original P&I	69	775	8.90%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	39	740	5.27%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	1	774	0.13%
Refi Purpose	30	244	12.30%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Street	74	777	9.52%	All variances were spelling differences in the tape vs on the note.
City	29	777	3.73%	All variances were spelling differences in the tape vs on the note.
State	1	777	0.13%
Zip	19	777	2.45%	All variances were spelling differences in the tape vs on the note.